Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002,
18 U.S.C. SECTION 1350

In connection with the quarterly report of MP Materials Corp. (the “Company”) on Form 10-Q for the quarter ended June 30, 2023, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Ryan Corbett, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 4, 2023
/s/ Ryan Corbett
Ryan Corbett
Chief Financial Officer